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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): January 10, 2002



                           Irvine Sensors Corporation
             (Exact name of registrant as specified in its charter)



           Delaware                         1-8402               33-0280334
  (State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)                  File Number)        Identification No.)

                               3001 Redhill Avenue
                          Costa Mesa, California 92626
          (Address of principal executive offices, including Zip Code)

                                 (714) 549-8211
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits

         Exhibits.

         The following exhibit is filed with this report on Form 8-K:

Exhibit
 Number                                 Exhibit
-------                                 -------
99.1           Periodic Message from Robert G. Richards, Chief Executive Officer


Item 9.  Regulation FD Disclosure

         On January 10, 2002, Irvine Sensors Corporation ("the Company") posted a periodic message from its Chief Executive Officer, Robert G. Richards, on its website at www.irvine-sensors.com. The text of that message is filed as Exhibit
99.1 to this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: January 10, 2002

                                         IRVINE SENSORS CORPORATION



                                         By:    /s/ John J. Stuart, Jr.
                                                --------------------------------
                                                John J. Stuart, Jr.
                                                Senior Vice President and
                                                Chief Financial Officer

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